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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 4, 1999


                                  PULITZER INC.
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             (Exact name of registrant as specified in its charter)


      Delaware                       1-9329                    431819711
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(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)             Identification No.)



900 North Tucker Boulevard, St. Louis, Missouri                 63101
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:  (314) 340-8000
                                                     --------------------------

                               Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         As of October 4, 1999, the Registrant entered into an agreement to purchase substantially all of the assets of The Pantagraph, a daily and Sunday newspaper that serves the central Illinois cities of Bloomington and Normal, and a group of seven community newspapers known as the Illinois Valley Press for $180 million from The Chronicle Publishing Company of San Francisco (the "Asset Purchase Agreement"). The transaction is expected to close in January, 2000 and is subject to customary approvals, including review under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         In connection with the execution and delivery of the Asset Purchase Agreement, the Registrant issued the press release filed herewith as Exhibit 99.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (c)      EXHIBITS

                  99       Press release, dated October 5, 1999.






                All other Items of this report are inapplicable.








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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PULITZER INC.


Date: October 6, 1999                  By:/s/ RONALD H. RIDGWAY
                                          --------------------------------
                                          Name:   Ronald H. Ridgway
                                          Title:  Senior Vice President-Finance









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                                  EXHIBIT INDEX


                  99       Press release, dated October 5, 1999.